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[ *** ] TEXT OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND 17 C.F.R. SECTION 200.80(b)(4)


                                                                EXHIBIT 10.11(C)


                        AMENDMENT TO ONE-YEAR RENEWAL OF
                       PIPELINE CAPACITY LEASE AGREEMENT


     WHEREAS, Delek Refining, Ltd. ("Delek") and Plains Marketing, L.P. ("Plains") entered into that certain One-Year Renewal of Pipeline Capacity Lease Agreement ("Agreement") effective January 1, 2005 through December 31, 2005, a copy of which is attached hereto and incorporated herein in its entirety; and

     WHEREAS, Delek and Plains ("Parties") desire to amend the Agreement insofar as the monthly rental payable by Delek to Plains or the period of September 1, 2005 through December 31, 2005 to establish a fixed monthly rental whereas the first 27,000 barrels per day of crude oil each calendar month will be [***] per barrel and a reduced monthly rental rate of [***] per barrel for the volume in excess of 27,000 barrels per day.

     NOW, THEREFORE, in consideration of the Premises and the mutual covenants conditions contained herein and in the lease, Delek and Plains hereby amend said Agreement as follows:

     Section 4 (Rent) is modified as follows:

     For each calendar month in which the average deliveries is 27,000 barrels per day of crude oil or less, the monthly rental shall be calculated as follows:

     Monthly Rental = Days in the month x the actual volume delivered up to and including 27,000 barrels per day x [***] per barrel.

     For each calendar month in which the average daily deliveries of crude oil exceeds 27,000 per day, the monthly rental on the barrels in excess of 27,000 barrels per day shall be calculated as follows:

     Monthly Rental = Volume in excess of the 27,000 barrels per day x [***] per barrel.

     As herein modified, the Parties ratify, adopt and confirm all the terms and provisions of the Agreement attached hereto and incorporated within.


Plains Marketing, L.P.                Delek Refining, Ltd. by it General Partner
By Plains Marketing GP Inc.           Delek U.S. Refining, GP, LLC
Its General Partner



By: J.B. Fryfogle                     By: Frederec Green
   ----------------------------           ----------------------------------
Name: J.B. Fryfogle                   Name: Frederec Green
   ----------------------------           ----------------------------------
Title: V.P. Refinery Supply           Title: Chief Operating Officer
   ----------------------------           ----------------------------------
Date: Dec 21, 2005                    Date: 1/15/06
   ----------------------------           ----------------------------------

                                      By: Tony McLarty
                                          ----------------------------------
                                      Name: Tony McLarty
                                          ----------------------------------
                                      Title: VP
                                          ----------------------------------
                                      Date: 1/15/06
                                          ----------------------------------

[***] CONFIDENTIAL TREATMENT REQUESTED